                                                                    EXHIBIT 10.2

                            SECOND AMENDMENT TO LEASE

      This is a Second Amendment to Lease dated as of July 26, 2006 between CFRI/CQ Norwood Upland, L.L.C. ("Landlord") and Aspect Medical Systems, Inc. ("Tenant").

                                   WITNESSETH

      WHEREAS, Landlord and Tenant entered into a lease ("Lease") dated February 3, 2006, as amended by a First Amendment dated as of May 31, 2006, of certain premises located a 100 Upland Drive, Norwood, Massachusetts; and

      WHEREAS, Landlord and Tenant desire to amend the Lease as more particularly set forth below.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Lease as follows:

1. Delivery Schedule, Term and Rent. Landlord and Tenant hereby agree to adjust the schedule for delivery of portions of the Premises and related matters as follows:

      (a) Landlord shall achieve Substantial Completion of Landlord's Work in the area shown as "Phase One Delivery Area" on Exhibit A-1 attached hereto by August 15, 2006. If Landlord does not do so, Tenant shall receive a credit against its Annual Fixed Rent obligations under the Lease in the amount of $1,000 for each day following August 15, 2006 until Landlord has achieved Substantial Completion of Landlord's Work in the Phase One Delivery Area, up to a maximum credit of $25,000. The provisions of this clause (a) replace and supercede the provisions of the third paragraph of Section 3.6 of the Lease.

      (b) There shall be included in the Phase One Delivery Area the area shown on Exhibit A-1 attached hereto as "Temporary Service Area" until completion of the lavatory facilities in the area shown on Exhibit A-1 as "Permanent Service Area".

      (c) That portion of the Phase II Premises shown on Exhibit A-1 attached hereto as "Phase Three A Delivery Area" shall be delivered to Tenant simultaneous with the delivery of the balance of the Phase III Premises as set forth in the Lease, provided that the Landlord's Work in the Phase Three A Delivery Area shall be performed in accordance with the plans and specifications therefor approved as part of the Landlord's Work in the original Phase II Premises.

      (d) For the purposes of Section 3.6 of the Lease, the term "Phase II Premises" shall be deemed to refer to the "Phase Two Delivery Area" as shown on Exhibit A-1 attached hereto.

      (e) The Term of the Lease shall commence on July 27, 2006, and, unless sooner terminated pursuant to the provisions of the Lease, shall expire at 11:59 p.m. on the date which is the last day of the month which is the later of (a) ten (10) years and six (6) months after July 27, 2006 (as such date may be extended as hereinafter provided), or (b) ten (10) years from the Phase II Commencement Date. Notwithstanding the foregoing, in the event that Substantial Completion of Landlord's Work is not achieved on August 15, 2006, the date of commencement of the Term shall be extended one (1) day for each such day of delay. Accordingly, July 27,

2006 (unless extended as provided in clause (f) below) is hereby deemed the Phase I Commencement Date.

      (f) The date for commencement of payment of Fixed Rent and Additional Rent under the Lease is agreed to be July 27, 2006 (hereby superceding any reference in the Lease to the "Phase I Commencement Date" as the date therefor). Notwithstanding the foregoing, in the event that Substantial Completion of Landlord's Work is not achieved on August 15, 2006, the date of commencement of Fixed Rent and Additional Rent under the Lease shall be extended one (1) day for each such day of delay.

      (g) The obligation of the Tenant to pay Fixed Rent and Additional Rent as set forth in the Lease shall be unaffected by the provisions of this Second Amendment. Without limitation of the foregoing, Schedule I of the Lease and Tenant Share as defined in Section 1.1 of the Lease are unchanged by the provisions of this Second Amendment, notwithstanding the adjusted dates for delivery of portions of the Premises set forth herein.

      In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall govern.

2. Credit for Late Delivery of Landlord's Work. Section 3.6 of the Lease is hereby amended by adding in clause (a) after the phrase "up to a maximum credit of $120,000" the following "as increased by any amount of unused credit for the achievement of Substantial Completion of Landlord's Work in the Phase One Delivery Area after August 15, 2006, up to a total maximum credit of $145,000".

      Except as hereinabove amended, the Lease remains in full force and effect in accordance with its terms.

                              [End of text on page]

      WITNESS the execution hereof under seal as of the day and year first above written.

Landlord:

CFRI/CQ NORWOOD UPLAND, L.L.C.,
a Delaware limited liability company

By:   CFRI Norwood Upland, L.L.C., a Delaware
      limited liability company, its managing member

      By:   CRI Property Trust,
            a Maryland real estate investment trust,
            its sole member

            By: ____________________________________
                  Name:
                  Title:

Tenant:

ASPECT MEDICAL SYSTEMS, INC.,
a Delaware corporation

By: /s/ Michael Falvey
    ----------------------------------
    Name:
    Title:
    Hereunto duly authorized

                         TENANT'S ESTOPPEL CERTIFICATE

                                                            DATE: July ___, 2006

TENANT:              ASPECT MEDICAL SYSTEMS, INC.

LANDLORD:            CAMBRIDGE SAVINGS BANK

LEASED PREMISES:     PREMISES AT 100 UPLAND DRIVE, NORWOOD, MA

DATE OF LEASE:       FEBRUARY 3, 2006, AS AMENDED BY A FIRST AMENDMENT DATED AS
                     OF MAY 31, 2006 AND A SECOND AMENDMENT DATED AS OF JULY 26,
                     2006

      The above-named Tenant(s) acknowledge(s) that it has been informed of the existence of a loan transaction by and between Cambridge Savings Bank (the "Lender") and the Landlord, secured in part by a mortgage covering the real estate in which the above-described Leased Premises is located. In connection with that loan, Lender has required that Landlord obtain this Certificate and Lender will rely upon the representations contained herein. Tenant hereby warrants and represents to Lender as follows:

      1. That the items, copies of which are attached hereto, constitute true and complete copies of the Lease to which reference is hereinabove made and of any and all amendments thereto and agreements entered into in connection therewith (collectively the "Lease"). The items attached hereto, the dates of which are noted above, represent the complete agreement between Landlord and Tenant respecting the Leased Premises and Tenant's use and payment therefor.

      2. That to the best of Tenant's knowledge and belief, there are no existing defaults with respect to the Lease on the part of either Landlord or Tenant nor do there exist, to the best of Tenant's knowledge and belief, any facts or situations which would, upon giving of notice, the passage of time, or otherwise constitute a default under such Lease.

      3. That the security deposit in the amount of $911,157.53 in the form of a letter of credit paid under such Lease has been paid and remain outstanding and that no other deposits have been paid by Tenant under such Lease except as hereinafter specified.

      4. That no rental payments have been made in advance under such Lease for a period greater than one month.

      Under oath as of the day and year first above written.

                                     TENANT:
                                     ASPECT MEDICAL SYSTEMS, INC.,
                                     a Delaware corporation

                                     ________________________________
                                     By:
                                     Its:

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

      This Subordination, Non-Disturbance and Attornment Agreement made as of the ___ day of August, 2006, by and among Landlord, Tenant and Lender, all as hereinafter defined;

                              W I T N E S S E T H:

      IN CONSIDERATION OF TEN AND NO/100 ($10.00) DOLLARS and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Landlord, Tenant and Lender hereby covenant and agree as follows:

      1. For purposes of this agreement the following terms shall be defined as set forth below:

            A. Assignment of Leases: That certain Collateral Assignment of Lessor's Interest in Leases, Rents, and Profits affecting the Landlord's interest in the Lease dated October 8, 2003, executed by Landlord in favor of Lender, recorded with the Norfolk County Registry of Deeds in Book ____, Page
____.

            B. Mortgage: That certain Mortgage and Security Agreement and Financing Statement dated October 8, 2003, executed by Landlord in favor of Lender, conveying Landlord's interest in the Property to Lender, recorded with the Norfolk County Registry of Deeds in Book ____, Page ____ (included in the term are all amendments, additions and substitutions thereof).

            C. Landlord: CFRI/CQ Norwood Upland, L.L.C., a Delaware limited liability company.

            D. Lease: That certain Lease by and between Landlord and Tenant dated February 3, 2006, as amended by a First Amendment dated as of May 31, 2006 and a Second Amendment dated as of July 26, 2006 affecting the Property.

            E. Property: All that tract or parcel of land located at 100 Upland Drive, Norwood, Massachusetts, as more particularly described on Exhibit "A" attached hereto and made a part hereof.

            F. Tenant: Aspect Medical Systems, Inc., a Delaware corporation

            G. Lender: Cambridge Savings Bank

      2. Tenant has subordinated and does hereby subordinate all of its rights in and to the Property and in and to the Lease (including any options to purchase) to the following: (i) the Mortgage; (ii) any, and all renewals, substitutions, extensions, modifications, replacements or amendments of the Mortgage; (iii) all loan documents executed in connection with the Mortgage including, without limitation, the Assignment of Leases; and (iv) all indebtedness secured by the Mortgage and all advances made pursuant thereto prior to or after the date hereof. Notwithstanding anything to the contrary contained herein or in the Lease, any interest of Tenant in any right of first refusal contained in the Lease shall not be binding upon Lender at a foreclosure sale of the Property, upon any purchaser at a foreclosure sale of the Property or upon a transfer of the Property by Lender by deed in lieu of foreclosure.

      3. Tenant shall given written notice to Lender of any default of Landlord under the Lease (at the time it gives said notice to Landlord) and agrees that Lender shall have the time periods set forth in the Lease for cure to cure said Landlord default.

      4. So long as Tenant is not in default under the Lease in the payment of rent or additional rent or in the performance of any of the terms, or conditions of the Lease beyond applicable notice an/or cure periods, Lender covenants and agrees that possession of the demised premises under the Lease and the rights and privileges of Tenant under the Lease shall not be diminished or interfered with by the Lender in the exercise of any of its rights under the Mortgage.

      5. If Lender, its successors or assigns shall succeed to the interest of Landlord under the Lease in any manner, or if any other person or entity shall acquire Landlord's interest in the Property upon any foreclosure of the Mortgage (Lender, its successors or assigns, or such other person or entity, as the case may be, being hereinafter referred to as "Successor Landlord"), Tenant shall attorn to Successor Landlord upon such succession or foreclosure sale and shall recognize Successor Landlord as the landlord under the Lease, and the Lease shall remain in full force and effect and shall inure to the benefit of Successor Landlord as landlord thereunder. Such attornment shall be effective and self-operative without the execution of any further instrument. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Successor Landlord, any instrument or certificate that may be necessary or appropriate to evidence such attornment. From and after any such attornment, Successor Landlord shall be bound to Tenant under all the terms, covenants and conditions of the Lease, except that Successor Landlord shall not
(a) be liable for any act or omission of any prior landlord (including Landlord); or (b) be subject to any offset or defenses which Tenant might have against any prior landlord (including Landlord); or (c) be bound by any rent or additional rent which Tenant might have paid for more than sixty (60) days in advance to any prior landlord (including Landlord); or (d) be bound by any amendment or modification of the Lease made without the consent of Lender.

      6. The agreements herein contained shall bind and inure to the benefit of successors in interest of the parties hereto.

      7. This instrument shall be governed by the laws of the State of Massachusetts

                              [End of text on page]

      IN WITNESS WHEREOF, the undersigned Tenant has hereunto caused this instrument to be executed by its duly authorized corporate officials and its corporate seal to be affixed hereto as of the day and year first above written.

Tenant:

ASPECT MEDICAL SYSTEMS, INC.,
a Delaware corporation

By: ___________________________________
      Name:
      Title:
      Hereunto duly authorized

Landlord:

CFRI/CQ NORWOOD UPLAND, L.L.C.,
a Delaware limited liability company

By:   CFRI Norwood Upland, L.L.C., a Delaware
      limited liability company, its managing member

      By:   CRI Property Trust,
            a Maryland real estate investment trust,
            its   sole member

            By: ______________________________
                  Name:
                  Title:

Lender:

CAMBRIDGE SAVINGS BANK

By: __________________________________
      Name:
      Title:
      Hereunto duly authorized

                          COMMONWEALTH OF MASSACHUSETTS

            , ss.

On this ____ day of ____________, 2006, before me, the undersigned notary public, personally appeared ____________________, proved to me through satisfactory evidence of identification, which was ____________________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purposes as said officer of CRI Property Trust, member of CFRI Norwood Upland, L.L.C., managing member of CFRI/CQ Norwood Upland, L.L.C.

                        _________________________________
                        __________________, Notary Public
                        My commission expires: __________

                          COMMONWEALTH OF MASSACHUSETTS

            , ss.

On this ____ day of ____________, 2006, before me, the undersigned notary public, personally appeared ____________________, proved to me through satisfactory evidence of identification, which was ____________________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purposes as said ____________________ of Aspect Medical Systems, Inc.


                        _________________________________
                        __________________, Notary Public
                        My commission expires: __________

                          COMMONWEALTH OF MASSACHUSETTS

            , ss.

On this ____ day of ____________, 2006, before me, the undersigned notary public, personally appeared ____________________, proved to me through satisfactory evidence of identification, which was ____________________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purposes as said ____________________ of Cambridge Savings Bank.

                        _________________________________
                        __________________, Notary Public
                        My commission expires: __________

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                           [UPLAND WOODS FLOOR PLAN]

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                           [UPLAND WOODS FLOOR PLAN]